SOUNDHOUND AI, INC.
CONSOLIDATED BALANCE SHEETS
(In thousands, except share and per share data)

	December 31, 2024	December 31, 2023
	(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$198,240	$95,260
Accounts receivable, net of allowances of $726 and $203 as of December 31, 2024 and 2023, respectively	23,159	4,050
Contract assets and unbilled revenue, net	26,645	11,780
Other current assets	7,476	2,452
Total current assets	255,520	113,542
Restricted cash equivalents, non-current	676	13,775
Right-of-use assets	4,692	5,210
Property and equipment, net	1,239	1,515
Goodwill	101,704	—
Intangible assets, net	174,943	—
Deferred tax asset	4	11
Contract assets and unbilled revenue, non-current, net	12,879	16,492
Other non-current assets	2,296	577
Total assets	$553,953	$151,122

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)
Current liabilities:
Accounts payable	$5,559	$1,653
Accrued liabilities	26,291	13,884
Operating lease liabilities	1,898	2,637
Finance lease liabilities	49	121
Income tax liability	2,750	1,618
Deferred revenue	23,876	4,310
Other current liabilities	7,319	—
Total current liabilities	67,742	24,223

Operating lease liabilities, net of current portion	2,403	3,089
Deferred revenue, net of current portion	6,862	4,910
Long-term debt	—	84,312
Contingent acquisition liabilities	286,898	—
Income tax liability, net of current portion	3,075	2,453
Other non-current liabilities	4,320	3,967
Total liabilities	371,300	122,954
Commitments and contingencies

Stockholders’ equity (deficit):
Series A Preferred Stock, $0.0001 par value; 1,000,000 shares authorized; 0 and 475,005 shares issued and outstanding, aggregate liquidation preference of $— and $16,227 as of December 31, 2024 and December 31, 2023, respectively	—	14,187
Class A Common Stock, $0.0001 par value; 455,000,000 shares authorized; 361,096,457 and 216,943,349 shares issued and outstanding as of December 31, 2024 and 2023, respectively	35	22
Class B Common Stock, $0.0001 par value; 44,000,000 shares authorized; 32,535,408 and 37,485,408 shares issued and outstanding as of December 31, 2024 and 2023, respectively	3	4
Additional paid-in capital	1,125,470	606,135
Accumulated deficit	(943,060)	(592,379)
Accumulated other comprehensive income	205	199
Total stockholders’ equity (deficit)	182,653	28,168
Total liabilities and stockholders’ equity (deficit)	$553,953	$151,122

SOUNDHOUND AI, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS
(In thousands, except share and per share data)
(Unaudited)

	Three Months Ended December 31,
	2024	2023
Revenues	$34,543	$17,147
Operating expenses:
Cost of revenues	20,759	3,911
Sales and marketing	9,566	4,469
Research and development	20,394	12,713
General and administrative	16,437	7,641
Change in fair value of contingent acquisition liabilities	220,946	—
Amortization of intangible assets	3,513	—
Restructuring	—	806
Total operating expenses	291,615	29,540
Operating loss	(257,072)	(12,393)

Other expense, net:
Loss on early extinguishment of debt	(42)	—
Interest expense	(1,309)	(5,460)
Other income (expense), net	135	1,457
Total other expense, net	(1,216)	(4,003)
Loss before provision for income taxes	(258,288)	(16,396)
Provision for income taxes	311	1,607
Net loss	$(258,599)	$(18,003)
Cumulative dividends attributable to Series A Preferred Stock	—	(568)
Net loss attributable to SoundHound common shareholders	$(258,599)	$(18,571)

Other comprehensive income:
Unrealized gains (losses) on investments	(57)	2
Comprehensive loss	$(258,656)	$(18,569)

Net loss per share:
Basic and diluted	$(0.69)	$(0.07)

Weighted-average common shares outstanding:
Basic and diluted	375,102,329	248,250,552

SOUNDHOUND AI, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS
(In thousands, except share and per share data)

	Year Ended December 31,
	2024	2023	2022
	(Unaudited)
Revenues	$84,693	$45,873	$31,129
Operating expenses:
Cost of revenues	43,309	11,307	9,599
Sales and marketing	29,126	18,893	20,367
Research and development	70,555	51,439	76,392
General and administrative	53,270	28,285	30,443
Change in fair value of contingent acquisition liabilities	222,670	—	—
Amortization of intangible assets	7,116	—	—
Restructuring	—	4,557	—
Total operating expenses	426,046	114,481	136,801
Loss from operations	(341,353)	(68,608)	(105,672)

Other expense, net:
Loss on early extinguishment of debt	(15,629)	(837)	—
Interest expense	(12,168)	(16,733)	(6,893)
Other income (expense), net	9,222	1,155	(1,259)
Total other expense, net	(18,575)	(16,415)	(8,152)
Loss before provision for income taxes	(359,928)	(85,023)	(113,824)
Provision for income taxes	(9,247)	3,914	2,889
Net loss	(350,681)	(88,937)	(116,713)
Cumulative dividends attributable to Series A Preferred Stock	(416)	(2,774)	—
Net loss attributable to SoundHound common shareholders	(351,097)	(91,711)	(116,713)

Other comprehensive loss:
Unrealized gains on investments	6	199	—
Comprehensive loss	$(350,675)	$(88,738)	$(116,713)

Net loss per share:
Basic and diluted	$(1.04)	$(0.40)	$(0.74)

Weighted-average common shares outstanding:
Basic and diluted	338,462,574	229,264,904	157,317,695

SOUNDHOUND AI, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)

	Year Ended December 31,
	2024	2023	2022
	(Unaudited)
Cash flows from operating activities:
Net loss	$(350,681)	$(88,937)	$(116,713)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	16,054	2,313	4,037
Stock-based compensation	33,145	27,931	28,792
Loss on change in fair value of ELOC program	—	1,901	1,075
Change in fair value of derivative and warrant liability	—	—	606
Amortization of debt issuance cost	1,621	5,400	2,287
Non-cash lease amortization	2,613	3,346	3,189
Loss on early extinguishment of debt	15,629	837	—
Foreign currency gain/loss from remeasurement	(24)	143	—
Change in fair value of contingent acquisition liabilities	222,670	—	—
Deferred income taxes	(12,183)	30	2,127
Other, net	(580)	93	—
Changes in operating assets and liabilities:
Accounts receivable, net	(10,264)	(627)	(1,354)
Prepaid expenses	—	1,590	(1,238)
Other current assets	(3,131)	(821)	299
Contract assets	(7,304)	(19,578)	(8,658)
Other non-current assets	(196)	671	(274)
Accounts payable	(6,401)	(1,162)	302
Accrued liabilities	611	4,266	116
Other current liabilities	(642)	—	—
Operating lease liabilities	(3,214)	(3,657)	(3,912)
Deferred revenue	(6,186)	(4,135)	(7,646)
Other non-current liabilities	(415)	2,131	2,946
Net cash used in operating activities	(108,878)	(68,265)	(94,019)

Cash flows from investing activities:
Purchases of property and equipment	(640)	(392)	(1,329)
Payment related to acquisitions, net of cash acquired	(11,732)	—	—
Net cash used in investing activities	(12,372)	(392)	(1,329)

Cash flows from financing activities:
Proceeds from the issuance of Series A Preferred Stock, net of issuance costs	—	24,942	—
Proceeds from sales of Class A common stock under the ELOC program, net of issuance costs	—	71,615	—
Proceeds from sales of Class A common stock under the Sales Agreement, Equity Distribution Agreement and Execute Equity Distribution Agreement	407,270	12,412	—
Proceeds from exercise of stock options and employee stock purchase plan	29,685	—	—

SOUNDHOUND AI, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS – Continued
(In thousands)

	Year Ended December 31,
	2024	2023	2022
	(Unaudited)
Proceeds from warrants exercised	23	—	—
Payment of financing costs associated with the Sales Agreement, Equity Distribution Agreement and Execute Equity Distribution Agreement	(10,357)	—	—
Proceeds from the issuance of debt, net of issuance costs	—	85,087	—
Proceeds from the issuance of common stock	—	9,369	4,160
Proceeds from Business Combination and PIPE, net of transaction costs	—	—	90,689
Payments on notes payable	(215,373)	(35,029)	(11,545)
Payment to settle contingent holdback liabilities from SYNQ3 acquisition	(217)	—	—
Payments on finance leases	(125)	(159)	(1,303)
Net cash provided by financing activities	210,906	168,237	82,001
Effects of exchange rate changes on cash	225	(20)	—
Net change in cash, cash equivalents, and restricted cash equivalents	89,881	99,560	(13,347)
Cash, cash equivalents, and restricted cash equivalents, beginning of year	109,035	9,475	22,822
Cash, cash equivalents, and restricted cash equivalents, end of year	$198,916	$109,015	$9,475

Reconciliation to amounts on the consolidated balance sheets:
Cash and cash equivalents	$198,240	$95,260	$9,245
Current portion of restricted cash equivalents	—	—	—
Non-current portion of restricted cash equivalents	676	13,775	230
Total cash, cash equivalents, and restricted cash equivalents shown in the consolidated statements of cash flows	$198,916	$109,035	$9,475

SOUNDHOUND AI, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS – Continued
(In thousands)

	Year Ended December 31,
	2024	2023	2022
	(Unaudited)
Supplemental disclosures of cash flow information:
Cash paid for interest	$6,337	$11,984	$4,364
Cash paid for income taxes	$2,717	$2,356	$1,044

Noncash investing and financing activities:
Conversion of Series A Preferred Stock to Class A common stock	$14,187	$10,755	$—
Debt discount through issuance of common stock warrants	$—	$4,136	$—
Issuance of Class A Common Stock to settle commitment shares related to the ELOC program	$—	$915	$—
Issuance of Class A Common Stock to settle obligations under Amelia Debt	$11,817	$—	$—
Issuance of Class A Common Stock to settle contingent holdback consideration of SYNQ3 acquisition	$189	$—	$—
Conversion of redeemable convertible preferred stock to common stock pursuant to Business Combination	$—	$—	$279,503
Conversion of convertible note into common stock pursuant to Business Combination	$—	$—	$20,239
Operating lease liabilities arising from obtaining right-of-use assets	$1,559	$—	$650
Deferred offering costs reclassified to additional paid-in capital	$220	$—	$—
Fair value of Class A common stock and deferred equity consideration issued for SYNQ3 acquisition	$9,687	$—	$—
Fair value of contingent earnout consideration under SYNQ3 and Amelia acquisitions	$286,898	$—	$—
Fair value of contingent holdback consideration under SYNQ3 acquisition	$570	$—	$—
Fair value of deferred cash consideration under other acquisition	$195	$—	$—